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                                                                    EXHIBIT 10.1

                     $40,000,000 AGGREGATE PRINCIPAL AMOUNT

                          MINDSPEED TECHNOLOGIES, INC.

                     3.75% CONVERTIBLE SENIOR NOTES DUE 2009

                               PURCHASE AGREEMENT

                                                                December 2, 2004
Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Mindspeed Technologies, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell $40,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2009 (the "FIRM NOTES") to Lehman Brothers Inc. (the "INITIAL PURCHASER"). In addition, the Company proposes to grant to the Initial Purchaser an option to purchase up to an additional $6,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2009 on the terms set forth in Section 2 (the "OPTION NOTES" and, together with the Firm Notes, the "NOTES"). This is to confirm the agreement between the Company and the Initial Purchaser concerning the offer, issue and sale of the Notes.

         The Notes will be issued pursuant to an indenture (the "INDENTURE") to be dated as of the First Delivery Date (as defined in Section 2(a)), between the Company and Wells Fargo Bank, N.A., as Trustee (the "TRUSTEE"). The Notes will be convertible into duly and validly issued, fully paid and non-assessable shares of common stock, $0.01 par value per share (the "COMMON STOCK"), of the Company, together with the rights (the "RIGHTS") evidenced by such Common Stock to the extent provided in the Rights Agreement dated June 26, 2003 between the Company and Mellon Investor Services LLC as rights agent, as amended (the "RIGHTS AGREEMENT"), (such shares of Common Stock into which the Notes are convertible, the "CONVERSION SHARES") on the terms, and subject to the conditions, set forth in the Indenture.

         The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder (collectively, the "SECURITIES ACT"), in reliance upon an exemption therefrom.

         Holders of the Notes (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, dated as of the First Delivery Date, between the Company and the Initial Purchaser (the "REGISTRATION RIGHTS AGREEMENT"), the form of which is contained in Annex A hereof, pursuant to which the Company will agree, among other things, to file with the Commission a shelf registration
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                                                                               2

statement pursuant to Rule 415 under the Securities Act (the "REGISTRATION STATEMENT") covering the resale of the Notes and the Conversion Shares, and to use its reasonable best efforts to cause the Registration Statement to be declared effective within the time periods specified therein.

         Holders of the Notes will be entitled to the benefits of a Pledge Agreement (the "PLEDGE AGREEMENT"), pursuant to which the Company will deposit with and pledge to the Trustee for the benefit of the holders of the Notes a portfolio of securities (the "PLEDGED SECURITIES") consisting of U.S. government securities in such amount as the Company expects will be sufficient, upon receipt of scheduled interest payments thereof, to provide for the payment of the first four scheduled interest payments on the Notes when due. Pursuant to a Control Agreement (the "CONTROL AGREEMENT"), the Pledged Securities shall be held in an account maintained with a securities intermediary and depositary bank.

         This Agreement, the Indenture, the Registration Rights Agreement, the Pledge Agreement and the Control Agreement are referred to herein collectively as the "TRANSACTION DOCUMENTS".

                  1. Representations, Warranties and Agreements of the Company. The Company represents, warrants to and agrees with, the Initial Purchaser that:

                           (a) The Company has prepared a preliminary offering memorandum dated December 2, 2004 (the "PRELIMINARY OFFERING MEMORANDUM") and will prepare an offering memorandum dated the date hereof (the "OFFERING MEMORANDUM") setting forth information concerning the Company, the Notes, the Common Stock, the Indenture, the Pledge Agreement and the Registration Rights Agreement, in form and substance satisfactory to you. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to you. As used in this Agreement, "PRELIMINARY OFFERING MEMORANDUM" or "OFFERING MEMORANDUM" means the Preliminary Memorandum or Offering Memorandum, as the case may be, including the documents incorporated by reference therein, as amended or supplemented. Each of the Preliminary Offering Memorandum and the Offering Memorandum, will not as of its respective date, and the Offering Memorandum will not as of the applicable Delivery Date (as defined in Section 2(b)), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with the written information furnished to the Company by the Initial Purchaser specifically for inclusion therein.

                           (b) The documents incorporated by reference in the Offering Memorandum (the "INCORPORATED DOCUMENTS"), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the
         Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT"), as applicable, and none of such documents contained any untrue statement of a material fact
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                                                                               3

         or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Offering Memorandum, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (c) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

                           (d) The Company's auditors and the audit committee of the board of directors have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

                           (e) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                           (f) The Company and each of its subsidiaries with active operations (each, a "Subsidiary" and collectively, "Subsidiaries") has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, foreign corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, is duly qualified to do business and is in good standing as a foreign corporation or a limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"), and has all power and authority necessary to own, lease or hold its properties and to conduct the businesses in which it is engaged.
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                                                                               4

                           (g) The Company has an authorized and issued capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares), and except as set forth in the Offering Memorandum, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims or adverse interests (collectively, "LIENS") of any nature. There has been no change in the authorized or issued capitalization of the Company or any of its Subsidiaries since the date indicated in the Offering Memorandum except with respect to (i) changes occurring in the ordinary course of business and (ii) changes in outstanding Common Stock resulting from transactions relating to the Company's employee benefit plans.

                           (h) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which would be required to be set forth in the Offering Memorandum if the Offering Memorandum were a prospectus included or incorporated by reference in a registration statement on Form S-3 that has not been so set forth.

                           (i) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings, actions, suits, claims, arbitrations, investigations or proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective properties is or could be subject that would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 and are not so described or that could reasonably be expected to have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; nor are there any statutes, regulations, contracts or other documents that would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1, in each case except as are set forth or incorporated by reference in the Offering Memorandum; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                           (j) Except with respect to the rights contained in
         the Registration Rights Agreement and except as set forth in the Offering Memorandum, there are no contracts, agreements or other documents between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned, directly or indirectly, by such person or to require the Company to include such securities in any registration statement filed by the Company.
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                                                                               5

                           (k) Neither the Company nor any of its Subsidiaries
         (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii) above, for any such default, the occurrence of any such event, any violation or the failure to obtain any such license, permit, certificate, franchise or authorization that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                           (l) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included and incorporated by reference in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (a "MATERIAL LOSS"); and, since such date, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its Subsidiaries or any change or development involving a prospective change that could reasonably be expected to have a Material Adverse Effect.

                           (m) The consolidated financial statements of the Company and its subsidiaries (including the related notes and supporting schedules) included or incorporated by reference in the Preliminary Offering Memorandum and Offering Memorandum present fairly in all material respects the financial condition, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included or incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum present fairly in all material respects in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial information and data set forth in the Preliminary Offering Memorandum and Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements (including the related notes and supporting schedules) and the books and records of the Company.

                           (n) Deloitte & Touche LLP (the "ACCOUNTANTS"), who have audited the financial statements of the Company, whose report is incorporated by reference in the Offering Memorandum and who have delivered the initial letter referred to in Section 5(f)
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                                                                               6

         hereof, are an independent registered public accounting firm as required by the Securities Act; and the Accountants, whose report is incorporated by reference in the Offering Memorandum and who have delivered one of the initial letters referred to in Section 5(f) hereof, were an independent registered public accounting firm as required by the Securities Act during the periods covered by the financial statements on which they reported.

                           (o) Except as set forth in the Offering Memorandum, the Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                           (p) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties from insurers of recognized financial responsibility and as is customary for companies engaged in similar businesses in similar industries. Neither the Company nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that could not reasonably be expected to have a Material Adverse Effect.

                           (q) The Company and each of its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental law, ordinance, rule, regulation, order, judgment, decree or permit, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice could not reasonably be expected to have a Material Adverse Effect; each such Authorization is valid and in full force and effect and the Company and each of its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such
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                                                                               7

         Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                           (r) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent rights, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary of confidential information, systems or procedures) and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with, asserted rights of others with respect to any of such intellectual property which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                           (s) None of the Company and its subsidiaries is involved in any strike, job action or labor dispute with any group of employees that could reasonably be expected to have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened.

                           (t) The Company and each of its subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (collectively, the "INTERNAL REVENUE CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Internal Revenue Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                           (u) The Company and each of its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes (including withholding taxes, penalties and interest, assessments, fees and other charges) due thereon, except where the failure to file or pay such taxes could not reasonably be expected to have a Material Adverse Effect; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

                           (v) Since the date as of which information is given in the Offering Memorandum through the date hereof and except as described in the Offering Memorandum, the Company has not (i) issued or granted any securities (other than grants of stock options or issuances of Common Stock pursuant to the Company's stock incentive and stock purchase plans), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, and which are not material, (iii) entered into any transaction not in the ordinary course of business or
         (iv) declared or paid any dividend on any of its capital stock.

                           (w) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded and reported to the Company's management as necessary to permit preparation of its financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (x) Since June 6, 2003, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (collectively, the "SARBANES-OXLEY ACT").

                           (y) There are no material off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii)) that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources which are not disclosed or incorporated by reference in the Offering Memorandum.

                           (z) There is and has been no failure on the part of the Company and any of the Company's officers or directors, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act.

                           (aa) Neither the Company nor any of its subsidiaries, nor any director or officer, nor, to the Company's knowledge, any agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                           (bb) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the Company's knowledge, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not reasonably be expected to have a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the land surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not reasonably be expected to have a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                           (cc) This Agreement has been duly authorized, executed and delivered by the Company; assuming due authorization, execution and delivery by the Initial Purchaser, this Agreement constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities laws or the policies underlying such laws; and this Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum.

                           (dd) The Company has all necessary power and authority to execute and deliver the Indenture and perform its obligations thereunder; the Indenture has been duly authorized by the Company and, upon the effectiveness of the Registration Statement, will be qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"); when the Indenture is duly executed and delivered by the Company, assuming due authorization, execution and delivery of the Indenture by the Trustee, it will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

         and the Indenture will conform, when executed, in all material respects to the description thereof contained in the Offering Memorandum.

                           (ee) The Company has all necessary power and authority to execute, issue and deliver the Notes and perform its obligations thereunder; the Notes have been duly authorized by the Company and when the Notes are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to this Agreement on the applicable Delivery Date, assuming due authentication of the Notes by the Trustee, such Notes will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Notes will conform, when issued, in all material respects to the description thereof contained in the Offering Memorandum.

                           (ff) The Company has all necessary power and authority to execute, issue and deliver the Conversion Shares; the Conversion Shares have been duly and validly authorized and reserved for issuance upon conversion of the Notes and are free of preemptive rights; all Conversion Shares, when issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and non-assessable and will be free and clear of any Liens; and the Conversion Shares will conform, if issued, in all material respects to the description thereof in the Offering Memorandum.

                           (gg) The Company has all necessary power and authority to execute and deliver the Registration Rights Agreement and perform its obligations thereunder; the Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by the Company and, when the Registration Rights Agreement is duly executed and delivered by the Company, assuming due authorization, execution and delivery by the Initial Purchaser, it will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by federal or state securities laws or the policies underlying such laws; and the Registration Rights Agreement will conform, when executed and delivered, in all material respects to the description thereof contained in the Offering Memorandum.

                           (hh) The Company has all necessary power and authority to execute and deliver the Pledge Agreement and the Control Agreement and perform its obligations thereunder; the Pledge Agreement, the Control Agreement and the transactions contemplated thereby have been duly authorized by the Company and, when the Pledge

         Agreement and the Control Agreement are duly executed and delivered by the Company, assuming due authorization, execution and delivery by the Trustee and, in the case of the Control Agreement, the securities intermediary party thereto, each of such agreement will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Pledge Agreement and the Control Agreement will conform, when executed and delivered, in all material respects to the description thereof contained in the Offering Memorandum.

                           (ii) The execution, delivery and performance by the Company of the Transaction Documents, the issuance of the Notes and the Conversion Shares, if at all, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or the organizational documents of any of its subsidiaries, (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, (iv) other than pursuant to the terms of the Pledge Agreement and the other documents contemplated thereby, result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets is bound or
         (v) result in the suspension, termination or revocation of any Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization, except, in the case of clauses (i), (iii), (iv) and (v), for any such conflict, breach, violation, default, imposition or creation of a Lien, or suspension, termination, revocation or impairment of any Authorization that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (jj) Except (i) with respect to the transactions contemplated by the Registration Rights Agreement as may be required under the Securities Act and the Exchange Act and the qualification of the Indenture under the Trust Indenture Act, (ii) with respect to the filing of any financing statements as contemplated by the Pledge Agreement, (iii) as required by applicable state securities or "blue sky" laws and (iv) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Transaction Documents by the Company, the issuance of the Notes, and the Conversion Shares, if at all, and the consummation of the transactions contemplated hereby and thereby.

                           (kk) Neither the Company nor any subsidiary is or, as of the applicable Delivery Date, after giving effect to the issuance of the Notes and the application of the net proceeds therefrom as set forth in the Offering Memorandum, will be an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "INVESTMENT COMPANY ACT").

                           (ll) Except as disclosed in the Offering Memorandum, there are no outstanding securities convertible into or exchangeable for, or warrants, options or rights issued by the Company to purchase, any shares of the capital stock of the Company; there are no statutory, contractual, preemptive or other rights to subscribe for or to purchase any Common Stock; and there are no restrictions upon transfer of the Common Stock pursuant to the Company's charter or bylaws.

                           (mm) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 6 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchaser, the offer, resale and delivery of the Notes by the Initial Purchaser and the conversion of the Notes into Conversion Shares, in the manner contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Offering Memorandum, to register the Notes or the Conversion Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

                           (nn) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system.

                           (oo) None of the Company or any of its Affiliates (as defined in Rule 501(b) of Regulation D, an "Affiliate"), has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Notes or the Conversion Shares (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company has not entered into any contractual arrangement with respect to the distribution of the Notes or the Conversion Shares, except for this Agreement and the Registration Rights Agreement, and the Company will not enter into any such arrangement.

                           (pp) None of the Company or any of its Affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of the Notes or the Conversion Shares in a manner that would require the registration under the Securities Act of the Notes or the Conversion Shares.

                           (qq) Except as disclosed in the Offering Memorandum, the Company has not sold or issued any shares of Common Stock, any security convertible into shares of Common Stock, or any security of the same class as the Notes during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A ("RULE 144A"), Regulation D ("REGULATION D") or Regulation S ("REGULATION S") under the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                           (rr) Neither the Company, nor to its knowledge, any of its Affiliates, has taken, directly or indirectly, any action (A) designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes or Common Stock to facilitate the sale or resale of such securities or (B) prohibited by Regulation M under the Exchange Act.

                           (ss) The indebtedness represented by the Notes is being incurred for proper purposes and in good faith and the Company is and will be on any Delivery Date (after giving effect to the application of the proceeds from the issuance of the Notes) solvent, and has and will have on any Delivery Date (after giving effect to the application of the proceeds from the issuance of the Notes) sufficient capital for carrying on its business and is and will be on the Delivery Date (after giving effect to the application of the proceeds from the issuance of the Notes) able to pay its existing and current debts as they mature.

                           (tt) No event has occurred nor has any circumstance arisen which, had the Notes been issued on such Delivery Date, would constitute a default or an Event of Default under the Indenture as summarized in the Offering Memorandum.

                           (uu) Each certificate signed by any officer of the Company and delivered to the Initial Purchaser or counsel to the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

            2. Purchase, Sale and Delivery of Notes.

                           (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 95.50% of the principal amount thereof (the "PURCHASE PRICE"), the Firm Notes.

                           Delivery of and payment for the Firm Notes shall be made at the offices of Simpson Thacher & Bartlett LLP, 1999 Avenue of the Stars, Los Angeles, California 90067, at 8:00 a.m., Pacific Standard Time, on December 8, 2004, or such later date as the Initial Purchaser shall designate, which date and time may be postponed by agreement between the Initial Purchaser and the Company (such date and time of delivery and payment for the Firm Notes being referred to herein as the "FIRST DELIVERY DATE"). Delivery of the Firm Notes by the Company shall be made to the Initial Purchaser against payment of the purchase price by the Initial Purchaser; and payment for the Firm Notes by the Initial Purchaser shall be made against delivery to the Initial Purchaser of the Firm Notes as set forth below and effected either by wire transfer of immediately available funds to an account with a bank in The City of New York, the account number and the ABA number for such bank to be provided by the Company to the Initial Purchaser at least two business days in advance of the First Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchaser.

                           Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants the option to the Initial Purchaser to purchase the Option Notes at the same purchase price as the Initial Purchaser will pay for the Firm Notes. The option may be exercised in whole or in part at any time and from time to time upon notice in writing or by facsimile by Lehman Brothers Inc. to the Company setting forth the amount (which shall be an integral multiple of $1,000 principal amount) of Option Notes as to which such option is being exercised; provided that the Option Delivery Date (as defined below) must not be more than 30 days subsequent to the date of this Agreement; and provided further that Option Notes may not be issued in whole or in part after the period which ends 13 days after the date hereof (counting the date hereof as the first day) unless the Initial Purchaser determines that such Option Notes would not be treated as having been issued with "original issue discount" for purposes of Sections 1271-1275 of the Internal Revenue Code and the applicable Treasury regulations promulgated thereunder.

                           The date for the delivery of and payment for the Option Notes, being herein referred to as an "OPTION DELIVERY DATE", which may be the First Delivery Date (the First Delivery Date and the Option Delivery Date, if any, being referred to as a "DELIVERY DATE"), shall be determined by the Initial Purchaser but shall not be later than five full business days after written notice of election to purchase Option Notes is given. Delivery of the Option Notes by the Company shall be made to the Initial Purchaser against payment of the purchase price therefor by the Initial Purchaser; and payment for the Option Notes by the Initial Purchaser shall be made against delivery to the Initial Purchaser of the Option Security as set forth below and effected either by wire transfer of immediately available funds to an account with a bank in The City of New York, the account number and the ABA number for such bank to be provided by the Company to the Initial Purchaser at least two business days in advance of the Option Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchaser.

                           (b) The Company will deliver against payment of the purchase price the Notes initially sold to qualified institutional buyers ("QIBS"), as defined in Rule 144A, in the form of one or more permanent global certificates (the "GLOBAL NOTES"), registered in the name of Cede & Co., as nominee for The Depository Trust Company

         ("DTC"). Beneficial interests in the Notes initially sold to QIBs will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by DTC and its participants. The Global Notes will be made available, at the request of the Initial Purchaser, for checking at least 24 hours prior to such Delivery Date.

                           (c) Notwithstanding the foregoing, at each Delivery Date, the Company shall irrevocably instruct the Initial Purchaser to
         (i) purchase Pledged Securities on behalf of the Company using a portion of the net proceeds from the issuance of the Notes in such amount as the Company expects will be sufficient, upon receipt of scheduled interest and principal payments thereof, to provide for the payment of the first four scheduled interest payments on the Notes when due and (ii) deliver such Pledged Securities on behalf of the Company to the Trustee, for its benefit and the ratable benefit of the holders of the Notes, pursuant to the Pledge Agreement.

                           (d) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder.

            3. Further Agreements of the Company. The Company agrees:

                           (a) To prepare the Offering Memorandum in a form approved by Lehman Brothers Inc.;

                           (b) To advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and not to effect any such amendment or supplement without the consent of the Initial Purchaser. If, at any time prior to completion of the resale of the Notes by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, to promptly notify the Initial Purchaser and prepare, subject to the first sentence of this Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission;

                           (c) To furnish promptly to the Initial Purchaser and to Simpson Thacher & Bartlett LLP, counsel to the Initial Purchaser, copies of the Preliminary Offering Memorandum and the Offering Memorandum (and all amendments and supplements thereto), as soon as available and in such quantities as the Initial Purchaser reasonably requests for internal use and for distribution to prospective purchasers; and to furnish to the Initial Purchaser on the date hereof four copies of the Offering Memorandum signed by duly authorized officers of the Company, one of which will include the independent auditors' report therein manually signed by such independent auditors. The Company will pay the expenses of printing and distributing to the Initial Purchaser all such documents;

                           (d) Promptly from time to time, to take such action as the Initial Purchaser may reasonably request, to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the resale of the Notes; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which the Company is not already so qualified or has not so consented;

                           (e) For a period of two years following the First Delivery Date, to furnish to the Initial Purchaser upon request copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Notes or Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act; provided, however, that the Company shall not be required to provide the Initial Purchaser with any such reports or similar forms that have been filed with the Commission by electronic transmission pursuant to EDGAR;

                           (f) For a period of 90 days from the date hereof, not to, directly or indirectly, (1) announce an offering of, or file any registration statement with the Commission relating to, debt or equity securities of the Company (other than the offering contemplated by the Registration Rights Agreement or the filing of a Form S-8 with respect to the Company's employee benefit plans) or offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any debt or equity securities of the Company (other than the Notes), any securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the Notes, the Conversion Shares and Common Stock to be issued in the ordinary course under the Company's employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or sell or grant options, warrants or rights with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options, warrants or rights pursuant to option or other employee compensation plans existing on the date hereof) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, without the prior written consent of the Initial Purchaser; and to cause each executive officer and director of the Company to furnish to the Initial Purchaser, on or prior to the date hereof, a letter substantially in the form of Annex B hereto; provided however, that notwithstanding the foregoing, the Company may take any action required to be taken by it under those registration rights agreements described in the Offering Memorandum;

                           (g) To use its best efforts to assist the Initial Purchaser in arranging to cause the Notes to be accepted to trade in The PORTAL Market ("PORTAL") of the National Association of Securities Dealers, Inc. ("NASD");

                           (h) To use its best efforts to cause the Conversion Shares to be approved for trading on The NASDAQ Stock Market (the "NASDAQ") prior to the effectiveness of the Registration Statement;

                           (i) Not to take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the offering of the Notes;

                           (j) To use its best efforts to cause the Notes to be accepted for clearance and settlement through the facilities of DTC;

                           (k) To execute and deliver the Indenture, the Registration Rights Agreement, the Pledge Agreement and the Control Agreement in form and substance reasonably satisfactory to Initial Purchaser;

                           (l) To apply the proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Offering Memorandum;

                           (m) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" as defined, and subject to regulation, under Investment Company Act;

                           (n) For so long as any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to provide to any holder of the Notes or to any prospective purchaser of the Notes designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act;

                           (o) During the period of two years after the First Delivery Date or, if later, the Option Delivery Date, the Company will not, and will not permit any of its Affiliates to, resell any of the Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                           (p) To ensure that each of the Notes and the Conversion Shares will bear, to the extent applicable, the legend contained in the Offering Memorandum under the caption "Notice to Investors" for the time period and upon the other terms stated therein, except after the Notes are resold pursuant to a registration statement effective under the Securities Act;

                           (q) Except following the effectiveness of the Registration Statement, not to, and will cause its respective Affiliates not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

                           (r) Not to, and will cause its respective affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities
         Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes; and

                           (s) To comply, in all material respects, with the provisions of the Sarbanes-Oxley Act.

                  4. Expenses. The Company agrees to pay the following expenses, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated:

                           (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and the Conversion Shares, if applicable, and any taxes payable in that connection;

                           (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement to the Offering Memorandum, all as provided in this Agreement;

                           (c) the costs of producing and distributing the Transaction Documents;

                           (d) the filing fees incident to securing any required review by the NASD of the terms of sale of the Notes and any applicable listing or other fees, including all expenses and fees in connection with the application for inclusion of the Conversion Shares on NASDAQ;

                           (e) the fees and expenses of qualifying the Notes and the Conversion Shares under the securities laws of the several jurisdictions as provided in Section 3(d) and of preparing, printing and distributing a U.S. Blue Sky memorandum, if any (including related fees and expenses of counsel to the Initial Purchaser);

                           (f) all costs and expenses incident to the preparation of a "road show" presentation or comparable marketing materials used in connection with the offering of the Notes;

                           (g) all fees and expenses incurred in connection with any rating of the Notes;

                           (h) the costs of preparing the Notes;

                           (i) the fees and expenses (including fees and disbursements of counsel, if applicable) of Company, the Accountants, the Trustee (in relation to the

         Indenture, the Pledge Agreement and the Control Agreement) and the costs and charges of any registrar, transfer agent, paying agent or conversion agent under the Indenture;

                           (j) all expenses and fees in connection with the application for inclusion of the Notes in The PORTAL Market; and

                           (k) the fees and expenses (including fees and disbursements of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer; and

                           (l) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement;

provided that, except as provided in this Section 4 and in Section 9, the Initial Purchaser shall pay its own costs and expenses, including the costs and expenses of its counsel.

                  5. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on the applicable Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Initial Purchaser shall not have discovered and disclosed to the Company prior to or on such Delivery Date that the Offering Memorandum or any amendment or supplement thereto, in the opinion of Simpson Thacher & Bartlett LLP, counsel to the Initial Purchaser, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Offering Memorandum, the Transaction Documents, the Notes and the Conversion Shares and all other legal matters relating to the offering, issuance and sale, as applicable, of the Notes and the Conversion Shares and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel to the Initial Purchaser; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (c) Morrison & Foerster LLP, counsel to the Company, shall have furnished to the Initial Purchaser its written opinion addressed to the Initial Purchaser and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

                                    (i) The Company has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and conduct the businesses in which they are engaged;

                                    (ii) Each domestic Subsidiary of the Company
                  has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority (corporate and otherwise) necessary to own or hold its properties and conduct the business in which it is engaged;

                                    (iii) The Company has all necessary
                  corporate right, power and authority to execute and deliver each of the Transaction Documents, to perform its obligations thereunder, to issue, sell and deliver to the Notes to the Initial Purchaser and to issue and deliver the Conversion Shares upon the conversion of any of the Notes.

                                    (iv) This Agreement has been duly
                  authorized, executed and delivered by the Company.

                                    (v) The Indenture has been duly authorized,
                  executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                                    (vi) The Notes have been duly authorized by
                  the Company and when executed, issued and authenticated in accordance with terms of the Indenture and delivered to and paid for by the Initial Purchaser, will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                                    (vii) The Registration Rights Agreement has
                  been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Initial Purchaser, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by federal and state securities laws or the policies underlying such laws.

                                    (viii) Each of the Pledge Agreement and the
                  Control Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee and, in the case of the Control Agreement, the securities intermediary party thereto, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing,

                                    (ix) The Conversion Shares have been duly
                  authorized and validly reserved for issuance upon conversion of the Notes and are free of preemptive rights arising under statute, regulation, the Company's charter or by-laws, and to such counsel's knowledge, except as identified in the opinion, any agreement or instrument to which the Company is a party or other rights to subscribe for or to purchase any shares of Common Stock; and the Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and non-assessable.

                                    (x) The statements made in the Offering
                  Memorandum under the caption "Description of the Notes", insofar as they purport to constitute summaries of the Indenture, the Registration Rights Agreement and the Notes, constitute accurate summaries in all material respects.

                                    (xi) The statements made in the Offering
                  Memorandum under the caption "Description of Capital Stock", insofar as they purport to constitute summaries of the provisions of the Company's capital stock, including the Common Stock (including the Conversion Shares) or Delaware General Corporation Law are accurate and complete in all material respects.

                                    (xii) The Company has an authorized and
                  issued capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum.

                                    (xiii) Except as set forth in the Offering
                  Memorandum with respect to the rights contained in the Registration Rights Agreement, there are no preemptive or other rights to subscribe for or to purchase from the Company, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to any agreement or other instrument, known to such counsel, to which the Company is a party.

                                    (xiv) To the knowledge of such counsel and
                  other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect.

                                    (xv) The statements made in the Offering
                  Memorandum under the caption "Material United States Federal Income Tax Considerations", insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters set forth therein in all material respects.

                                    (xvi) The execution, delivery and
                  performance by the Company of the Transaction Documents, the issuance of the Notes and the Conversion Shares, if at all, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or
                  (B) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

                                    (xvii) No consent, approval, authorization
                  or order of, or filing or registration with, any such U.S. or foreign court or governmental agency or body having jurisdiction over the Company or any of its domestic subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or any of the other documents to be entered into in connection with the issuance of the Notes and the Conversion Shares by the Company and the consummation of the transactions contemplated hereby and thereby, except (A) with respect to the transactions contemplated by the Registration Rights Agreement as may be required under the Securities Act and the qualification of the Indenture under the Trust Indenture Act,
                  (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchaser (as to which such counsel need express no opinion beyond that set forth in paragraph (xviii) below), (C) filings contemplated to be made pursuant to the Pledge Agreement and
                  (D) for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made.

                                    (xviii) The Company is not in violation of
                  its charter or by-laws.

                                    (xix) Assuming (A) the accuracy of the
                  representations and warranties of the Company and the Initial Purchaser contained herein, (B) the Company and the Initial Purchaser comply with the agreements and covenants contained herein, (C) the accuracy of the representations and warranties of purchasers to whom the Initial Purchaser initially resell the Notes as contemplated herein and (D) compliance by the Initial Purchaser of the offering and transfer procedures and restrictions described in the Offering Memorandum, no registration of the Notes or the Conversion Shares under the Securities Act, and no qualification of the Indenture under the Trust Indenture Act, is required in connection with the offer, sale and delivery of the Notes by the Company to the Initial Purchaser or by the Initial Purchaser of the Notes to the initial purchasers therefrom or in connection with the conversion of the Notes into Conversion Shares, in each case in the manner contemplated by the Offering Memorandum, this Agreement and the Indenture (it being understood that no opinion is given as to any subsequent resale of the Notes or the Conversion Shares).

                                    (xx) The Company is not, and upon
                  application of the net proceeds from the sale of the Notes as set forth in the Offering Memorandum, will not be, an "investment company" as defined, and subject to regulation, under the Investment Company Act.

                                    (xxi) The Pledge Agreement is effective to
                  create in favor of the Trustee for the benefit of the holders of Notes a security interest under the New York UCC in the rights of the Company in (A) the Pledged Account (as defined therein) and the financial assets (as defined in the New York UCC Section 8-102) from time to time credited to such Pledged Account and (B) the deposit account identified in the Control Agreement and the collateral from time to time credited to such account.

                                    (xxii) The execution and delivery of the
                  Control Agreement by the parties thereto operate to perfect such security interest.

                  In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the federal laws of the United States of America and the laws of the States of California, New York and Delaware. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California, New York, Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Initial Purchaser and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Offering Memorandum in this paragraph (c) include any supplements thereto at the Closing Date. Such opinion shall also include a statement to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Offering Memorandum and participated in conferences with officers and other representatives of the Company, the Company's independent accountants and the Initial Purchaser and their counsel, at which the contents of the Offering Memorandum were discussed (although such counsel may state that it has not independently verified the accuracy, completeness or fairness of such statements except as set forth in clauses (x), (xi) and (xv) above), and (y) based on the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum (except for the financial statements, supporting schedules, footnotes and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no belief), as of its date or as of the applicable Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (d) Morrison & Foerster LLP, counsel to the Company, shall have furnished to the Trustee a reliance letter addressed to the Trustee and dated such Delivery Date permitting the Trustee to rely on such counsel's opinions set forth in clauses (xxi) and (xxii) of
         Section 5(c) above.

                           (e) Morrison & Foerster MNP, counsel to Microcosm Communications Ltd. ("MICROCOSM"), a subsidiary of the Company domiciled in the United Kingdom, shall have furnished to the Initial Purchaser its written opinion addressed to the Initial Purchaser and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

                                    (i) Microcosm is a private limited company,
                  duly incorporated and subsisting under the laws of England. So far as is discoverable from certain searches specified in such counsel's opinion, Microcosm is not in liquidation and no order or resolution for the winding-up of Microcosm has been made and no receiver, administrative receiver, administrator or liquidator in respect of Microcosm (or any of its assets or properties) has been appointed.

                                    (ii) Microcosm has requisite corporate power
                  and authority to carry on the business disclosed in its Memorandum of Association.

                                    (iii) The issued share capital of Microcosm
                  is 4,856,636 ordinary shares of 0.0333p each, all of which are held by Mindspeed Technologies, Inc.

                           (f) Nishimura & Partners, counsel to Mindspeed Technologies K.K. ("MTKK"), a subsidiary of the Company domiciled in Japan, shall have furnished to the Initial Purchaser its written opinion addressed to the Initial Purchaser and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

                                    (i) MTKK has been duly formed and is validly
                  existing as a foreign corporation, in good standing under the laws of Japan (to the extent such concepts exist in such jurisdiction), and is duly qualified to do business and is in good standing as a foreign corporation (to the extent such concepts exist in such jurisdiction), in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority (corporate and otherwise) necessary to own or hold its properties and conduct the business in which it is engaged.

                                    (ii) All of the issued shares of capital
                  stock of MTKK have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all Liens.

                           (g) Simpson Thacher & Bartlett LLP shall have furnished to the Initial Purchaser its written opinion, as counsel to the Initial Purchaser, addressed to the Initial Purchaser and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser.

                           (h) At the time of execution of this Agreement, the Initial Purchaser shall have received from the Accountants a letter or letters, in form and substance reasonably satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof
         (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to Initial Purchaser in connection with registered public offerings.

                           (i) With respect to the letter of the Accountants referred to in the preceding paragraph and delivered to the Initial Purchaser concurrently with the execution of this Agreement (the "INITIAL COMFORT LETTER"), the Company shall have furnished to the Initial Purchaser a letter (the "BRING-DOWN COMFORT LETTER") of such accountants, addressed to the Initial Purchaser and dated such Delivery Date (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial comfort letter.

                           (j) The Company shall have furnished to the Initial Purchaser on the applicable Delivery Date a certificate, dated such Delivery Date and delivered on behalf of the Company by its chief executive officer and its chief financial officer, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

                           (i) the representations, warranties and agreements of
                  the Company in Section 1 of this Agreement are true and correct as of such Delivery Date; and the Company has complied in all material respects with all its agreements contained herein to be performed prior to or on such Delivery Date and the conditions set forth in Sections 5(m) and 5(n) have been fulfilled;

                           (ii) since the respective dates as of which
                  information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has not occurred any change or any development that could reasonably be expected to have a Material Adverse Effect, (B) there has not been any change in the capital stock, the short-term debt, or the long-term debt of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect, (C) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent,
                  (D) a Material Loss has not occurred, (E) the Company has not declared or paid any dividend on its capital stock, except for dividends declared in the ordinary course of business and consistent with past practice, and, (F) except as set forth in the Offering Memorandum, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole; and

                           (iii) such officer has carefully examined the
                  Offering Memorandum and, in such officer's opinion (A) the Offering Memorandum, as of its date and the applicable Delivery Date, did not and does not include any untrue statement of a material fact and did not and does not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

                           (k) The Indenture (in form and substance reasonably satisfactory to the Initial Purchaser) shall have been duly executed and delivered by the Company and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

                           (l) The Pledge Agreement and the Control Agreement (each in form and substance reasonably satisfactory to the Initial Purchaser) shall have been duly executed and delivered by the Company and the Trustee, and the Company shall have given irrevocable instructions to the Initial Purchaser to purchase Pledged Securities (as defined in the Pledge Agreement) on behalf of the Company with a portion of the proceeds of the offering. In addition, the Company shall have:

                           (i) made all filings and taken such other actions
                  (including, without limitation, (A) actions necessary to obtain control of the Pledged Securities as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and (B)
                  actions necessary to perfect the Trustee's security interest with respect to the Pledged Securities evidenced by a certificate of ownership) necessary to perfect the security interest in the Pledged Securities created under the Pledge Agreement and so that such security interest is in full force and effect, and created in favor of the Trustee for its benefit and the ratable benefit of the Holders of the Notes a valid and, together with such filings and other actions, a perfected first priority security interest in the Pledged Securities;

                           (ii) delivered to the Initial Purchaser evidence
                  satisfactory to the Initial Purchaser that upon such purchase and delivery, the Trustee for its benefit and the ratable benefit of the Holders of the Notes will have a valid and, together with such filings and other actions, a perfected first priority security interest in the Pledged Securities. All filing fees and taxes in connection with such recordings or filings shall have been paid and the Initial Purchaser shall have received evidence satisfactory to it of such recordation, filings and payments, including in the case of any financing statements, the secured party's copy of all such financing statements bearing evidence of filing; and

                           (m) The Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchaser), and the Registration Rights Agreement shall be in full force and effect.

                           (n) The Initial Purchaser shall have received from each executive officer and director of the Company an executed lock-up letter agreement contemplated by Section 3(f) hereof.

                           (o) The NASD shall have accepted the Notes for trading on PORTAL.

                           (p) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum (A) any Material Loss, otherwise than as set forth or contemplated in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), or (B) since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the effect of which, in any such case set forth in clause (A) or (B), is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the applicable Delivery Date on the terms and in the manner contemplated in the Offering Memorandum and this Agreement.

                           (q) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the NASDAQ or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
         (ii) a banking moratorium shall have been declared by Federal or state authorities of the United States, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other substantial, national or international calamity or crisis, (iv) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the judgment of the Initial Purchaser impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Delivery Date on the terms and in the manner contemplated in the Offering Memorandum.

         The Company shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request to evidence compliance with the conditions set forth in this Section 5. All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Initial Purchaser.

                  6. Representations, Warranties and Agreements of Initial Purchaser. The Initial Purchaser represents and warrants to and agrees with the Company that it (i) is an institutional "accredited investor" within the meaning of Rule 501(a) under the Securities Act, (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act without the intent to distribute the Notes in violation of the Securities Act, (iii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iv) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of its initial offering, only to persons whom it reasonably believes to be QIBs, or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A in transactions under Rule 144A.

                  7. Indemnification and Contribution.

                           (a) The Company shall indemnify and hold harmless the Initial Purchaser, its directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Initial Purchaser, director, officer, employee or controlling person may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Offering Memorandum, the Offering Memorandum or in any amendment or supplement thereto or (B) materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes ("MARKETING MATERIALS"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Offering Memorandum or in any amendment or supplement thereto or in any Marketing Materials any material fact necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that, the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse the Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with the written information concerning the Initial Purchaser furnished to the Company by the

         Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 7(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Initial Purchaser or to any director, officer, employee or controlling person of the Initial Purchaser.

                           (b) The Initial Purchaser shall indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein and set forth in Section 7(e), and shall reimburse the Company and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

                           (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
         Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation;

         provided, however, that the Initial Purchaser shall have the right to employ separate counsel to represent jointly the Initial Purchaser and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company under this Section 7 if, in the reasonable judgment of the Initial Purchaser it is advisable for the Initial Purchaser and such directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall, (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                           (d) If the indemnification provided for in this
         Section 7 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other with respect to the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (net of discounts and commissions but before deducting expenses) received by the Company on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this
         Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e) The Initial Purchaser confirms, and the Company acknowledges, that the statements in paragraph numbers 3, 7, 8, 9, the last sentence of paragraph 5 and the first two sentences of paragraph 15 under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

                  8. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 5(m) or 5(n) shall have occurred or if the Initial Purchaser shall decline to purchase the Firm Notes for any reason permitted under this Agreement.

                  9. Reimbursement of Initial Purchaser's Expenses.

                           (a) If (i) the Company fails to tender the Notes for delivery to the Initial Purchaser by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchaser's obligations hereunder required to be fulfilled by the Company is not fulfilled or (ii) the Initial Purchaser declines to purchase the Notes for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 8), the Company shall reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchaser.

                           (b) The Company shall reimburse the Initial Purchaser for all out-of-pocket expenses incurred by the Initial Purchaser in connection with the purchase and delivery of Pledged Securities on behalf of the Company pursuant to Section 2(c) hereof, and upon demand the Company shall pay the full amount thereof to the Initial Purchaser.

                  10. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York 10019, Attention: Syndicate Registration Department (Fax: 646-758-4231), with a copy, in the case of any notice pursuant to Section 7(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 and

         with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: John D. Lobrano, Esq. (Fax:
         212-455-2502; Telephone: (212) 455-2000);

                           (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to it at Mindspeed Technologies, Inc., 4000 MacArthur Boulevard, East Tower, Newport Beach, CA 92660,
         Attention: Simon Biddiscombe (Fax: 949-579-5289, Telephone:
         949-579-4160);

         with a copy to Morrison & Foerster LLP, 19900 MacArthur Boulevard, 12th Floor, Irvine, CA 92612, Attention: Robert M. Mattson, Jr., Esq. (Fax:
         949-251-7438, Telephone: 949-251-7500).

                  11. Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the Initial Purchaser, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement will also be deemed to be for the benefit of the directors, officers and employees of the Initial Purchaser and the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) any indemnity agreement of the Initial Purchaser contained in Section 7(b) of this Agreement will be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  12. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, will survive the delivery of and payment for the Notes and will remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

                  13. Definition of the Term "Business Day". For purposes of this Agreement, "BUSINESS DAY" means any day on which the New York Stock Exchange, Inc. is open for trading.

                  14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    Mindspeed Technologies, Inc.



                                    By: /s/ Simon Biddiscombe
                                        ----------------------------------------
                                        Name:  Simon Biddiscombe
                                        Title: Senior Vice President, Chief
                                               Financial Officer, Secretary and
                                               Treasurer

Accepted and agreed by:

Lehman Brothers Inc.


By:    /s/ Chris Colpitts
     -------------------------------
       Authorized Representative

                                                                         ANNEX A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                               [SEPARATELY FILED]

                                     ANNEX B
                            LOCK-UP LETTER AGREEMENT

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Ladies and Gentlemen:

         The undersigned understands that you propose to enter into a purchase agreement (the "PURCHASE Agreement") providing for the purchase by you (the "INITIAL PURCHASER") of Convertible Senior Notes due 2009 (the "NOTES") of Mindspeed Technologies, Inc., a Delaware corporation (the "COMPANY"), which are convertible into fully paid, non-assessable shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), and that the Initial Purchaser proposes to reoffer the Notes to certain qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "OFFERING").

         In consideration of the execution of the Purchase Agreement by the Initial Purchaser, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Initial Purchaser, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or any securities convertible into or exchangeable for Common Stock or substantially similar securities (or exercise any right to require the Company to register any such securities under the Securities Act of 1933, as amended) or sell or grant options, warrants or rights with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock or substantially similar securities (the "LOCK-UP SHARES") or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Offering Memorandum relating to the Offering.

         Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         Notwithstanding the foregoing, the undersigned may transfer any or all Lock-Up Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof have executed and delivered to the Initial Purchaser a written agreement providing their agreement to be bound by the restrictions set forth herein, (ii) to any trust, partnership, limited liability company or other legal entity commonly used for estate planning purposes which is established for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee, general partner, manager or other administrator, as the case may be, has executed and delivered to the Initial Purchaser a written agreement providing their agreement to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) any 10b5-1 trading plan in existence on the date hereof, or (iv) with the prior written consent of the Initial Purchaser. For purposes of this Lock-Up Letter Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Notwithstanding the foregoing, if options for Common Stock held by the undersigned that are exercisable shall expire during the lock-up period described herein unless exercised, the undersigned may exercise such options and sell such number of shares received upon exercise to the extent necessary to satisfy obligations under a cashless exercise arrangement, without the consent of the Initial Purchaser, provided the shares issued upon the exercise of such options shall be subject the terms of this Lock-Up Letter Agreement and deemed Lock-Up Shares except to the extent sold pursuant to such cashless exercise.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         The undersigned understands that the Company and the Initial Purchaser will proceed with the Offering in reliance on this Lock-Up Letter Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchaser. In addition, it is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Purchase Agreement is not executed, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

         This Lock-Up Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                  Very truly yours,
                                  [NAME]

                                  By:  ______________________________
                                          Name:
                                          Title:
Dated:  ________, 2004